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                       Securities and Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):     January 16, 2003


                            P. H. GLATFELTER COMPANY
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               (Exact Name of Registrant as Specified in Charter)


   Pennsylvania                           1-3560                  23-0628360
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(State or Other                     (Commission File         (IRS Employer
Jurisdiction of Incorporation)      Number)                  Identification No.)


 96 South George Street, Suite 500; York, PA                       17401
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            (Address of Principal                                (Zip Code)
            Executive Offices)


                                 (717) 225-4711
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5. OTHER EVENTS

On January 15, 2003, we announced the retirement of Robert Newcomer, President and Chief Operating Officer, effective June 30, 2003. Prior to retirement Mr. Newcomer will continue to serve as interim Chief Financial Officer until a new Chief Financial Officer has been selected and effectively transitioned into the Company.

George H. Glatfelter II, Chairman and Chief Executive Officer, will assume the role of President upon Mr. Newcomer's retirement.

We also announced that Dante C. Parrini, Vice President - Sales and Marketing, has been promoted to the position of Senior Vice President and General Manager.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

99.1  Press release dated January 15, 2003.
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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     P. H. GLATFELTER COMPANY
                                              (Registrant)


                                     By:   /s/ Robert P. Newcomer
                                           ----------------------
                                     Title: President, Chief Operating Officer
                                     and Acting Chief Financial Officer